Exhibit 99.1

CERTIFICATION

Certification of Chief Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350

     In connection with the Quarterly Report of Scope Industries (the “Company”) on Form 10-Q for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Meyer Luskin, Chief Executive Officer of the Company, certify, pursuant to 18, U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, and for, the periods presented in this Report.

Dated: May 12, 2003

/s/ Meyer Luskin Meyer Luskin President & Chief Executive Officer

     The foregoing certification is being furnished solely pursuant to Section 906 of the Act and is not being filed as part of the Report or as a separate document.